NUMBER                                                                    SHARES

000001                                                          CUSIP 59021H 103

                INCORPORATED UNDER THE LAWS OF THE STATE OF MAINE

                       MERRILL MERCHANTS BANCSHARES, INC.



THIS CERTIFIES THAT




IS THE OWNER OF

          FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $1.00 PER SHARE OF MERRILL MERCHANTS BANCSHARES, INC.

(the "Corporation") a Maine corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the corporation's transfer agent and registrar.

         In Witness Whereof the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


/s/ Deborah Jordan                         /s/ Edwin N. Clift
------------------------------             ------------------------------------
Treasurer                                  President and Chief Executive Officer

                       MERRILL MERCHANTS BANCSHARES, INC.

The Corporation will furnish to any shareholder upon request and without charge a full statement of (i) the designations, preferences, limitations and relative rights of the shares of each class of stock of the Corporation authorized to be issued; and (ii) the variations in the relative rights and preferences between the shares of each series of preferred stock authorized to be issued, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of other series.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - _________Custodian_______
                                                                        (custodian)        (minor)

         TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors Act __________
                                                                                          (state)

         JT TEN - as joint tenants with right of     UNIF TRANS MIN ACT -  _________Custodian_______
                  survivorship and not as tenants                         (custodian)        (minor)
                  in common
                                                     under Uniform Transfers to Minors Act __________
                                                                                            (state)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, ______________________________ hereby sell, assign and transfer unto ______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________


                                       ------------------------------
                                                (Signature)

                                       ------------------------------
                                                (Signature)



                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.